Designated Filer:	WPM, L.P.
Issuer & Ticker Symbol:	Fidelity National Information Services, Inc. (FIS)
Date of Event Requiring Statement: March 21, 2011

JOINT FILERS’ SIGNATURES

WPM GP, LLC

By:  /s/ Scott A. Arenare                                                                                             Date: March 22, 2011
      Name:  Scott A. Arenare
      Title:  Managing Director and Secretary

WARBURG PINCUS PRIVATE EQUITY IX, L.P.

By:  Warburg Pincus IX LLC, its General Partner
  By:  Warburg Pincus Partners, LLC, its Sole Member
     By:  Warburg Pincus & Co., its Managing Member

By:  /s/ Scott A. Arenare                                                                                                Date: March 22, 2011
      Name:  Scott A. Arenare
      Title:  Partner

WARBURG PINCUS IX LLC

By:  Warburg Pincus Partners, LLC, its Sole Member
     By:  Warburg Pincus & Co., its Managing Member

By:  /s/ Scott A. Arenare                                                                                                Date: March 22, 2011
      Name:  Scott A. Arenare
      Title:  Partner

WARBURG PINCUS PARTNERS, LLC

By:  Warburg Pincus & Co., its Managing Member

By  /s/ Scott A. Arenare                                                                                                Date: March 22, 2011
      Name:  Scott A. Arenare
      Title:  Partner

Designated Filer:	WPM, L.P.
Issuer & Ticker Symbol:	Fidelity National Information Services, Inc. (FIS)
Date of Event Requiring Statement: March 21, 2011

WARBURG PINCUS & CO.

By:  /s/ Scott A. Arenare                                                                                                Date: March 22, 2011
      Name:  Scott A. Arenare
      Title:  Partner

WARBURG PINCUS LLC

By:  /s/ Scott A. Arenare                                                                                               Date: March 22, 2011
      Name:  Scott A. Arenare
      Title:  Managing Director

By:  /s/ Scott A. Arenare                                                                                                Date: March 22, 2011
      Name:  Charles R. Kaye
      By:  Scott A. Arenare, Attorney-in-Fact*

By:  /s/ Scott A. Arenare                                                                                               Date: March 22, 2011
     Name:  Joseph P. Landy
      By:  Scott A. Arenare, Attorney-in-Fact**

* Power of Attorney given by Mr. Kaye was previously filed with the SEC on March 2, 2006, as an exhibit to a Schedule 13D filed by Building Products, LLC with respect to Builders FirstSource, Inc.

** Power of Attorney given by Mr. Landy was previously filed with the SEC on March 2, 2006, as an exhibit to a Schedule 13D filed by Building Products, LLC with respect to Builders FirstSource, Inc.